UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K



                       CURRENT REPORT PURSUANT TO SECTION
                     13 OR 15(D) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934



                         Date of Report:  June 2, 1997



                        HUMPHREY HOSPITALITY TRUST, INC.
             (Exact name of registrant as specified in its charter)




                 Virginia                                  52-1889548
         (State of Incorporation)                       (I.R.S. employer
                                                       identification no.)

12301 Old Columbia Pike, Silver Spring MD 20904           (301) 680-4343
   (Address of principal executive offices)      (Registrant's telephone number)



                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)



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Item 2.           Acquisitions or Disposition of Assets


         On May 22, 1997, Humphrey Hospitality Trust, Inc., through its partnership, Humphrey Hospitality L.P. (the "Partnership") completed the acquisition of a 81-room Comfort Inn hotel in Gettysburg, Pennsylvania from 344 Associates. On May 22, 1997, the Partnership completed the acquisition of a 51-room Holiday Inn Express hotel in Gettysburg, Pennsylvania from 144 Associates. On May 29, 1997, the Partnership completed the acquisition of a 65-room Comfort Inn hotel in Chambersburg, Pennsylvania from 544 Associates.


         The purchase price for the hotels were as follows:

         Comfort Inn - Gettysburg, PA                                 $4,325,000
         Holiday Inn Express - Gettysburg, PA                         $2,725,000
         Comfort Inn - Chambersburg, PA                               $2,600,000

         The purchase price was paid through the use of borrowings from the Partnership's credit facility.

         The  properties  are  to be  leased  by  the  Partnership  to  Humphrey
Hospitality Management, Inc., the lessor of the Partnership's other hotel properties, pursuant to percentage leases which provide for rent based, in part, on the room revenues from the hotels. The lease for the Comfort Inn and Holiday Inn Express hotels located in Gettysburg, Pennsylvania went into effect on May 22, 1997, the lease for the Comfort Inn hotel located in Chambersburg, Pennsylvania went into effect May 29, 1997.

         The following table sets forth (i) the annual Base Rent, and (ii) the annual Percentage Rent formula:


Acquired Hotel          Base Rent        Percentage Rent Formula

Comfort Inn             $302,750         14.5% of quarterly room revenues up to
Gettysburg, PA                           room revenues of $1,400,000 per annum,
                                         plus 9.5% of semi-annual room revenues
                                         up to $1,400,000  of room revenues per
                                         annum, plus 35% of room revenues in
                                         excess of $1,400,000  of room revenues
                                         per annum, plus 8% of monthly other
                                         revenues.

Holiday Inn Express     $190,750          14.5% of quarterly room revenues up to
Gettysburg, PA                            room revenues of $940,000 per annum,
                                          plus 9% of semi-annual room revenues
                                          up to $940,000 of room revenues per
                                          annum, plus 35% of room revenues in
                                          excess of $940,000 of room revenues
                                          per annum, plus 8% of monthly other
                                          revenues.

Comfort Inn             $183,750          14.2% of quarterly room revenues up to
Chambersburg, PA                          room revenues of $960,000 per annum,
                                          plus 8.5% of semi-annual room revenues
                                          up to $960,000 of room revenues per
                                          annum, plus 35% of room revenues in
                                          excess of $960,000 of room revenues
                                          per annum, plus 8% of monthly other
                                          revenues.

Item 7.  Financial Statements.  Pro Forma Financial Information and Exhibits

         As of the date of this report, historical audited financial information is not available. Audited financial information will be provided for the above acquisitions, which meet the "significant amount of assets" test under Item 2 of Form 8-K or Rule 3-05 of Regulation S-X for the periods specified under Rule 3-05 of Regulation S-X, within sixty days of this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused the report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            Humphrey Hospitality Trust, Inc.
                                            --------------------------------


Date:____________________________    By:    __________________________
                                            James I. Humphrey Jr.
                                            Chairman and President